UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 18, 2006

Agere Systems Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

1-16397 (Commission File Number)	22-3746606 (IRS Employer Identification No.)

1110 American Parkway NE Allentown, Pennsylvania (Address of principal executive offices)	18109 (Zip Code)

(610) 712-1000 (Registrant's Telephone Number)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

      / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

      / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2006, our Board of Directors elected Mr. Michael J. Mancuso as a Director of the company. Mr. Mancuso is a retired chief financial officer of General Dynamics, a supplier of business aviation and aircraft services, land and amphibious combat systems, mission-critical information systems and technologies, and shipbuilding and marine systems. He is also a director of SPX Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGERE SYSTEMS INC.

Date:  July 18, 2006                By:   /s/ Peter Kelly
                                    Name:  Peter Kelly
                                    Title: Executive Vice President and
                                           Chief Financial Officer